                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2013

                        COMMODITY ADVISORS FUND L.P.
             (Exact name of registrant as specified in its charter)

   New York                     0-54753                         20-4267496
--------------                 ------------------                ------------------
(State or other          (Commission File         (IRS Employer
jurisdiction of               Number)                  Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                        522 Fifth Avenue - 14th Floor
                               New York, NY 10036
              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (855)672-4468

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On August 1, 2013, the registrant issued 476.0430 units of limited partnership interest (“Units”) in exchange  for $675,000 in a  transaction  that was not  registered  under the Act. The Units were issued in reliance  upon  applicable exemptions  from  registration  under Section 4(2) of the Act and Section 506 of Regulation
D promulgated there under.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

       COMMODITY ADVISORS FUND L.P.

       By: Ceres Managed Futures LLC, General Partner

By /s/  Alper Daglioglu
              -----------------------
              Alper Daglioglu
              Director

By /s/ Damian George
             ------------------------
             Damian George
             Chief Financial Officer and Director

Date: August 5, 2013

                          Ceres Managed Futures LLC
                          522 Fifth Avenue - 14th Floor
                               New York, NY 10036

August 5, 2013

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:      Commodity Advisors Fund L.P.
            Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Commodity Advisors Fund L.P. and pursuant to Rule 13a-11 promulgated by the  Securities  and  Exchange  Commission  (the  "Commission"),
we transmit herewith for filing with the  Commission  via EDGAR a Current Report on Form 8-K pursuant to the  Securities  Exchange Act of 1934 and the rules and regulations thereunder.

Should  members of the  Commission's  staff have any  questions or comments with respect to this filing, please contact the undersigned at (212) 296-1296.

Very truly yours,

/s/ Delores Jaramillo
    -------------
    Delores Jaramillo